                                                                    EXHIBIT 21.1

                              BJ SERVICES COMPANY
                                  SUBSIDIARIES

                                                                PERCENTAGE OWNED BY
                                                              ------------------------
NAME OF ENTITY/JURISDICTION OF ORGANIZATION                   COMPANY       SUBSIDIARY
-------------------------------------------                   --------      ----------
BJ SERVICES COMPANY (Delaware)
BJ Services Company Middle East (Delaware)..................    100%
  Gulf Well Services Company (Kuwait) (Joint Venture).......                     40%
BJ Services Company Overseas (Delaware) (Inactive)..........    100%
BJ Services Company, U.S.A. (Delaware)......................    100%
  BJ Process and Pipeline Services Company (Texas)..........    100%
  BJ-Rotary Petroleum Ltd. KFT (Hungary) (Joint Venture)....                     64%
  BJ Services Operating & Maintenance Company, L.L.C.
    (Delaware)..............................................                    100%
  BJ Services, L.L. C. (Delaware)...........................                    100%
  CFC Holdings Inc. (Delaware)..............................                    100%
  CFC Partner L.L.C. (Delaware).............................                    100%
    American Fracmaster L.P. (Texas)........................    100%
  Fracmaster U.S.A. Inc. (Delaware).........................                    100%
  Western Oceanic, Inc. (Delaware)..........................                    100%
    Western Oceanic International, Inc. (Panama)............                    100%
  Western Petroleum Services International Company
    (Delaware)..............................................                    100%
    P.T. Western Petroleum Servindo (Indonesia).............                    100%
BJ Service International, Inc. (Delaware)...................    100%
  BJ-Hughes C.I. Ltd. (Cayman Islands) (Inactive)...........                    100%
  BJ International Holdings Company.........................                    100%
    Nowsco-Fracmaster Company (Canada)......................                    100%
      Biarritz Overseas Limited (Cyprus)....................                    100%
        ZAO BJ Services (Siberia)...........................                    100%
      BJ Services (Vietnam) Ltd.............................                    100%
      NMS Oil Field Limited (Cyprus)........................                    100%
      Nowsco Americas S.A. (Argentina)......................                    100%
      Nowsco International Limited (Barbados)...............                    100%
      Nowsco Well Service Company Limited (Barbados)........                    100%
      Nowsco Well Service (Cyprus) Limited (Cyprus).........                    100%
        Fracmaster International Limited (Cyprus)...........                    100%
          Canadian Fracmaster (China) Limited (Cyprus)......                    100%
        FracmasterNeft (Cyprus) Limited (Cyprus)............                    100%
          Canadian Fracmaster Offshore (Cyprus) Limited.....                    100%
            Strezhevoy Services JE (Russia).................                     50%
            Verlinder Holdings Limited (Cyprus).............                    100%
            ZAO Vasyugan Services (Russia)..................                     50%
          Chemfrac Trading Limited (Cyprus).................                    100%
            ZAO FracNeftGaz (Russia)........................                     50%
          Fracmaster Technical Services Limited (Cyprus)....                    100%
          Fracmaster Consultants Limited (Cyprus)...........                    100%
          Fracmaster Russia Holdings Limited (Cyprus).......                    100%
            ZAO Samotlor Fracmaster Services................                    100%
          Poseidon Treasury Services (Cyprus)...............                    100%

                                                                PERCENTAGE OWNED BY
                                                              ------------------------
NAME OF ENTITY/JURISDICTION OF ORGANIZATION                   COMPANY       SUBSIDIARY
-------------------------------------------                   --------      ----------
          Samotlor Holdings Limited (Cyprus)................                    100%
          UFM Holdings Limited (Cyprus).....................                    100%
            Tomsk Holdings Limited (Cyprus).................                    100%
            ZAO Uganskfracmaster (Russia)...................                     50%
          ZAO FracmasterNeft (Russia).......................                    100%
        Nowsco Well Service (Vostok) Limited (Russia).......                    100%
      Nowsco Well Service International Limited (Bermuda)...                    100%
      Nowsco Well Service (Ireland) Limited (Ireland).......                    100%
      PT Nowsco Well Service (Indonesia)(Joint Venture).....                    100%
  BJ Oilwell Services (M) Sdn. Bhd. (Malaysia)(Joint
    Venture)................................................                     30%
  BJ Process & Pipeline Services Pte. Ltd. (Singapore)......                    100%
  BJ Service Arabia Ltd. (Saudi Arabia) (Joint Venture).....                     70%
  BJ Service International GmbH (Germany)...................                    100%
  BJ Service International (Thailand) Ltd...................                    100%
  BJ Services C.I., Ltd. (Cayman Islands)...................                    100%
  BJ Services Company B.V. (Netherlands)....................                    100%
    BJ Services AS (Norway).................................                    100%
    BJ Services Company GmbH (Germany)......................                    100%
    BJ Services Company Italia S.r.l. (Italy)...............                    100%
    BJ Services International BV (Netherlands)..............                    100%
    Nowsco (Neth) Group B.V. (Netherlands)..................                    100%
      BJ Tubular Services B.V. (Netherlands)................                    100%
      Nowsco (UAE) LLC......................................                    100%
  BJ Services Company Limited (UK)..........................                    100%
    BJ Petroleum Services Limited (UK)......................                    100%
    BJ Process & Pipeline Services Limited (UK).............                    100%
    BJ Services Company Africa Limited (UK).................                    100%
    BJ Services International Limited (UK)..................                    100%
      McKenna & Sullivan Limited (UK).......................                    100%
    BJ Services Company (Australia) Pty. Ltd. (Australia)...                    100%
      BJ Process & Pipeline Services (Australia) Pty.
        Ltd.................................................                    100%
        Challenge Pipeline Services Pty. Ltd................                    100%
    BJ Services Company (UK) Limited (UK)...................                    100%
      BJ Services (GB) Limited (UK).........................                    100%
    BJ Tubular Services Limited (UK)........................                    100%
      BJ Process & Pipeline Services AS (Norway)............                    100%
      BJ Tubular Services A/S (Denmark).....................                    100%
    Colony Drilling Company Limited (Scotland)..............                    100%
  BJ Services Company Mexicana S.A. de C.V. (Mexico)........                    100%
  BJ Services Company, S.A. (Panama)........................                    100%
  BJ Services Company (Sakhalin) Limited (Russia)...........                    100%
  BJ Services Company (Singapore) Pte. Ltd. (Singapore).....                    100%
    ASPAC Region Ltd. (Singapore)...........................                    100%
      Nowsco-BJ Services Company (B) SDN BHD (Brunei)(Joint
        Venture)............................................                     60%
      Sarku Nowsco Well Services SDN BHD (Malaysia)(Joint
        Venture)............................................                     40%
    BJ Services Company (Hong Kong) Limited (Hong Kong).....                    100%
    BJ Services Company (Mauritius) Ltd. (Mauritius)........                    100%
    Indo-Chem Trading Limited (British Virgin Island).......                    100%
  BJ Services de Venezuela, C.A. (Venezuela)................                    100%

                                                                PERCENTAGE OWNED BY
                                                              ------------------------
NAME OF ENTITY/JURISDICTION OF ORGANIZATION                   COMPANY       SUBSIDIARY
-------------------------------------------                   --------      ----------
    BJ Services de Venezuela III, C.A. (Venezuela)..........                    100%
  BJ Services Do Brazil Ltda................................                    100%
    SEBEP Quimica Industria e Comercio Ltda. (Brazil).......                    100%
    SEBEX Oil Well Services, S.A. (Brazil)..................                    100%
  BJ Services International, S.A. (Panama)..................                    100%
    BJ Pumping Services Company S.A. (Panama) (Joint
      Venture)..............................................                     65%
    Compania de Servicios Petroleros BJ Boliviana S.A. (BJ
      Boliviana S.A.) (Bolivia).............................                    100%
    International Chemical Specialities FZE (Jebel Ali).....                    100%
  BJ Servicios International S.A. de C.V. (Mexico)..........                    100%
  BJ Services S.A. (Argentina)..............................                    100%
  Hughes Services Eastern Hemisphere S.A.R.L. (France)......                    100%
  International Speciality Chemicals Ltd. (Cayman Islands)
    (Joint Venture).........................................                     75%
  Nowsco Norge AS (Norway)..................................                    100%
  Nowsco Well Service SRL (Italy)...........................                    100%
  P.T. BJ Services Indonesia (Indonesia) (Joint Venture)....                    100%
  Societe Algerienne de Puits Producteurs d'Hydrocarbures
    (BJSP) (Algeria)........................................                     49%